AMENDMENT NUMBER FOUR

to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement

dated as of January 1, 2005

by and between

GREENPOINT MORTGAGE FUNDING, INC.

and

DB STRUCTURED PRODUCTS, INC.

This AMENDMENT NUMBER FOUR is made this 7th day of March, 2006, by and between GREENPOINT MORTGAGE FUNDING, INC., having an address at 100 Wood Hollow Drive, Novato, California 94945 (the “Seller”) and DB STRUCTURED PRODUCTS, INC. having an address at 60 Wall Street, New York, New York 10005 (the “Purchaser”), to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2005, as amended by Amendment Number One, dated as of April 8, 2005, Amendment Number Two, dated as of June 30, 2005 and Amendment Number Three, dated as of October 7, 2005, by and between the Purchaser and the Seller (the “Agreement”).

RECITALS

WHEREAS, the Purchaser and the Seller desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein; and

WHEREAS, the Purchaser and the Seller each have agreed to execute and deliver this Amendment Number Four on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.

Amendment.  Effective as of March 7th, 2006, the Agreement is hereby amended as follows:

(a)

 The definition of “Mortgage Loan Schedule” in Section 1 of the Agreement is hereby amended by deleting the period at the end of the first sentence thereof and replacing it with the following:

“and (47) with respect to each Adjustable Rate Mortgage Loan, the lookback days.”

(b)

Section 7.02 of the Agreement is hereby amended by deleting subpart (lx) thereof in its entirety and replacing it with the following:

(lx)

No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, property or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, property or health insurance product) in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

(c)

Section 7.02 of the Agreement is hereby amended by deleting subpart (lxvii) thereof in its entirety and replacing it with the following:

(lxvii)

With respect to each Mortgage Loan that is eligible for sale to Fannie Mae: (i) all points, fees and charges, including finance charges (whether or not financed, assessed, collected or to be collected), in connection with the origination and servicing of such Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal law and regulation and (ii) except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no related Mortgagor was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the FNMA Selling Guide.  With respect to each Mortgage Loan that is eligible for sale to Freddie Mac:  (i)  no Mortgagor such Mortgage Loan was charged “points and fees” in an amount greater than  (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater (solely for purposes of this sentence and with respect to Mortgage Loans eligible for sale to Freddie Mac, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections)), and (ii) the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount;

(d)

Section 7.02 of the Agreement is hereby amended by adding the following new subparts (lxxxiv) and (lxxxv) at the end thereof:

(lxxxiv)

With respect to any Mortgage Loan that is secured in whole or in part by an interest in manufactured housing, such housing was the principal residence of the Mortgagor at the time of origination of the Mortgage Loan.

(lxxxv)

No Mortgage Loan closed on or after March 8, 2006, is subject to, covered by or in violation of those provisions of Maryland’s Montgomery County Code Chapters 11 (Consumer Protection) and 27 (Human Rights and Civil Liberties) which were amended by Montgomery County Bill 36-04.

(e)

Section 7.03 of the Agreement is hereby amended by deleting the last sentence of the second paragraph thereof in its entirety and replacing it with the following

Notwithstanding anything to the contrary contained herein, it is understood by the parties hereto that a breach of the representations and warranties made in Subsections 7.02(ix), (l), (li), (lvii), (lix), (lx), (lxi), (lxii), (lxv), (lxvi), (lxxii) or (lxxiv) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser therein.

SECTION 2.

Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.

Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.  This Amendment Number Four shall apply to all Mortgage Loans subject to the Agreement notwithstanding that any such Mortgage Loans were purchased prior to the date of this Amendment Number Four.

SECTION 4.

Governing Law. This Amendment Number Four shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law).

SECTION 5.

Counterparts. This Amendment Number Four may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  An executed counterpart signature page delivered by facsimile shall have the same binding effect as an original signature page.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number Four to be executed and delivered by their duly authorized officers as of the day and year first above written.

GREENPOINT MORTGAGE

FUNDING, INC.

 (Seller)

By:___________________________

Name:_________________________

Title:__________________________

DB STRUCTURED PRODUCTS, INC.

(Purchaser)

By:___________________________

Name:_________________________

Title:__________________________

By:___________________________

Name:_________________________

Title:__________________________